Prospectus Supplement

January 30, 2013

Morgan Stanley Institutional Fund, Inc.

Supplement dated January 30, 2013 to the Morgan Stanley Institutional Fund, Inc. Prospectus dated April 30, 2012 of:

Asian Equity Portfolio
(the "Portfolio")

The section of the Prospectus entitled "Portfolio Summary—Asian Equity Portfolio—Portfolio Managers" is hereby deleted and replaced with the following:

The Portfolio is managed by members of the Asian Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with MSIM Company	Date Began Managing Portfolio
Munib Madni	Managing Director	May 2012
Samuel Rhee	Managing Director	May 2012
May Yu	Executive Director	August 2012

The section of the Prospectus entitled "Portfolio Management—Asian Equity Portfolio" is hereby deleted and replaced with the following:

The Portfolio is managed by members of the Asian Equity team. The team consists of portfolio managers and analysts. The current members of the team jointly and primarily responsible for the day-to-day management of the Portfolio are Munib Madni, Samuel Rhee and May Yu.

Mr. Madni has been associated with MSIM Company in an investment management capacity since February 2005. Mr. Rhee has been associated with MSIM Company in an investment management capacity since July 2005. Ms. Yu has been associated with MSIM Company in an investment management capacity since August 2012. Prior to August 2012, Ms. Yu was a lead portfolio manager at China International Capital Corporation from February 2011 to August 2012. From September 2006 to February 2011, Ms. Yu was associated with MSIM Company in an investment management capacity.

Please retain this supplement for future reference.

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